united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22624

Arrow ETF Trust

(Exact name of registrant as specified in charter)

6100 Chevy Chase Drive Suite 100 Laurel, MD 20707

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 1/31

Date of reporting period: 1/31/16

Item 1. Reports to Stockholders.

Arrow Dow Jones Global Yield ETF

GYLD

Annual Report
January 31, 2016

1-877-277-6933
1-877-ARROW-FD
www.ArrowShares.com

Dear Shareholder:

We are pleased to present this annual report for the Arrow Dow Jones Global Yield ETF (“GYLD” or “the Fund”) for the year ended January 31, 2016.

GYLD seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Global Composite Yield Index.

The Fund’s portfolio is managed to closely replicate the holdings of the Dow Jones Global Composite Yield Index (DJGYLD, the “Index” or the “benchmark”) which sources its return and yield from equally weighted exposure to five sub-indexes. With 30 holdings in each of the five sub-index baskets, the composite Index is comprised of 150 total holdings. From time to time, the Fund holdings may not precisely replicate the composite Index due to factors including, but not limited to, the availability of the holdings, liquidity, currency denominations and other market factors. As of January 31, 2016, the Fund held 137 of the 150 composite Index constituents. 13 additional securities in the portfolio represent similar exposure to those of the benchmark, bringing the portfolio to a total of 152 holdings. Variance in holdings, time and cost of trade execution, management fees and other market factors may lead to portfolio tracking discrepancies from the benchmark. Over the past year, using weekly data, the Fund has tracked the composite Index’s performance with 98.6% correlation.

Management’s Discussion of Fund Performance

All Fund performance is based on net asset value (NAV) and assumes the reinvestment of distributions, without regard to individual taxes or withholdings. Index returns assume reinvestment of distributions, but do not include fees. Individual performance will vary due to a number of factors, including, but not limited to, trading commissions, bid/ask spreads, premium/discounts relative to the NAV, time of trading and other potential market factors—please refer to the Fund’s prospectus for more information.

For the period February 1, 2015 through January 31, 2016, the one-year performance of GYLD (NAV) was -27.0% while the Dow Jones Global Composite Yield Index was down -26.6%. Since GYLD’s inception on May 8, 2012 (first trade date), the Fund has an annualized total return of -3.9% and the benchmark Index has returned -3.2%. With significant exposure to energy and high yield instruments, GYLD lagged some of the popular broad-based domestic markets. In general, domestic equity markets and domestic bonds were fairly flat for the year, with only slightly negative returns. For broad market domestic equity comparisons, the U.S. stock market, as represented by the S&P 500 Index, returned a small decline, down -0.7% for the year. The domestic bond market ended the one-year reporting period in a similar fashion, with the Barclay Aggregate Bond Index down -0.2%. Negative returns in the international markets were more pronounced, with the MSCI EAFE (USD Net) equity index losing -8.4% for the year. International bonds struggled as the Barclays Global Aggregate (ex/US) Bond Index returned -3.8% for the year.

For the period February 1, 2015 through January 31, 2016, all five of the category baskets had negative returns on a stand-alone basis. Falling energy prices and a lack of global growth explains the majority of the negative performance inside the portfolio. The effect of a strong U.S. dollar also played a negative role on international exposures. The Global Alternative basket had the largest negative impact on the portfolio as energy prices fell causing the MLP exposure to suffer. The energy markets also influenced the other baskets, with Global Equity and Global Corporate bonds providing significant negative returns to the portfolio. Global Real Estate exposure suffered from a fluctuating rate environment and a general lack of global economic growth. The Sovereign debt basket had the least negative impact with only a moderate decline, providing a somewhat more stable element to the composite portfolio. From an equity sector perspective, telecom consumer staples, consumer staples, and technology were in positive territory for the year. However, the positive returns were not enough to offset the negative effect of the energy and materials sectors. The remaining sectors were negative as well, albeit moderate by comparison to energy and materials. For the fixed income portion, again, sovereign debt far outperformed global corporate bonds, yet both were negative for the one year period.

The Fund generally pays distributions monthly, or as needed if special distributions are required. As of the last distribution made during the reporting period on January 19, 2016 the Fund’s 30-day SEC yield was 6.85% and the 12-month distribution rate was 11.00%.

For more information about current performance, holdings, or historical premiums/discounts, please visit our website at www.arrowshares.com. We are grateful for your continued confidence in our company.

Sincerely,

Joseph J. Barrato
Chief Executive Officer
Arrow Investment Advisors, LLC
February 2016

1095-NLD-3/8/2016

Arrow Dow Jones Global Yield ETF
PORTFOLIO REVIEW (Unaudited)
January 31, 2016

The Fund’s performance figures* for the periods ended January 31, 2016, as compared to its benchmark:

			Since Inception** -
	One Year	Three Years	January 31, 2016
Arrow Dow Jones Global Yield ETF - NAV	(26.97)%	(8.90)%	(3.89)%
Arrow Dow Jones Global Yield ETF - Market Price	(28.60)%	(9.86)%	(4.79)%
Dow Jones Global Composite Yield Index ***	(26.51)%	(8.15)%	(3.16)%

*	The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.ArrowShares.com or by calling 1-877-277-6933.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the market price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception (5/2/2012) to the first day of secondary market trading shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

**	Commencement of trading is May 8, 2012.

***	The Dow Jones Global Composite Yield Index is constructed by equally weighting the five global high-yield index baskets, each of which is made up of 30 equally weighted components.

Comparison of the Change in Value of a $10,000 Investment

The Fund’s Top Asset Classes are as follows:

Asset Class	% of Net Assets
Energy	27.4%
Financial	23.0%
Government	20.9%
Basic Materials	6.6%
Utilities	5.5%
Communications	5.5%
Industrial	3.7%
Consumer, Non-cyclical	3.3%
Consumer, Cyclical	1.8%
Technology	0.7%
Diversified	0.5%
Other, Cash & Cash Equivalents	1.1%
100.0%

Please refer to the Portfolio of Investments in this Annual report for a detailed analysis of the Fund’s holdings.

Arrow Dow Jones Global Yield ETF

PORTFOLIO OF INVESTMENTS

January 31, 2016

Principal ($)		Value
	BONDS & NOTES - 40.6%
	COSMETICS/PERSONAL CARE - 1.3%
778,000	Avon Products, Inc., 6.350%, due 3/15/2020	$575,720
864,000	Avon Products, Inc., 6.750%, due 3/15/2023	555,120
		1,130,840
	ELECTRIC - 1.3%
719,000	NRG Energy, Inc., 6.250%, due 5/1/2024	573,403
1,017,000	Talen Energy Supply LLC, 4.600%, due 12/15/2021	584,775
		1,158,178
	FOREST PRODUCTS & PAPER - 0.6%
833,000	Resolute Forest Products, Inc., 5.875%, due 5/15/2023	533,120

	INSURANCE - 0.5%
684,000	Genworth Holdings, Inc., 7.625%, due 9/24/2021	468,540

	IRON & STEEL - 1.4%
745,000	ArcelorMittal, 6.500%, due 3/1/2021	605,313
850,000	Vale Overseas Ltd., 4.375%, due 1/11/2022	590,750
		1,196,063
	MINING - 2.2%
753,000	AngloGold Ashanti Holdings PLC., 5.125%, due 8/1/2022	606,165
944,000	Kinross Gold Corp., 5.950%, due 3/15/2024	585,280
1,279,000	Teck Resources Ltd., 3.750%, due 2/1/2023	681,067
		1,872,512
	OIL & GAS - 9.0%
796,000	Antero Resources Corp., 5.125%, due 12/1/2022	670,630
1,084,000	Atwood Oceanics, Inc., 6.500%, due 2/1/2020	384,820
901,000	Petrobras Global Finance BV., 3.406%, due 3/17/2020 +	626,195
835,000	Petrobras Global Finance BV., 4.875%, due 3/17/2020	629,381
866,000	Petrobras Global Finance BV., 6.250%, due 3/17/2024	626,551
779,000	Precision Drilling Corp., 6.625%, due 11/15/2020	537,510
859,000	QEP Resources, Inc., 5.250%, due 5/1/2023	584,120
845,000	Range Resources Corp., 5.000%, due 3/15/2023	659,100
825,000	SM Energy Co., 6.125%, due 11/15/2022	474,375
945,000	Transocean, Inc., 7.125%, due 12/15/2021	555,188
842,000	Unit Corp., 6.625%, due 5/15/2021	547,300
214,000	Whiting Petroleum Corp., 6.500%, due 10/1/2018	127,865
582,000	Whiting Petroleum Corp., 5.000%, due 3/15/2019	377,936
882,000	Whiting Petroleum Corp., 5.750%, due 3/15/2021	553,455
905,000	WPX Energy, Inc., 5.250%, due 9/15/2024	493,225
		7,847,651
	PIPELINES - 3.4%
896,000	Crestwood Midstream Finance Corp., 6.125%, due 3/1/2022	539,840
797,000	Energy Transfer Equity LP., 5.875%, due 1/15/2024	621,660

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2016

Principal ($)		Value
	PIPELINES (continued) - 3.4%
726,000	Genesis Energy Finance Corp., 6.750%, due 8/1/2022	$595,320
713,000	ONEOK, Inc., 7.500%, due 9/1/2023	579,313
920,000	The Williams Cos, Inc., 4.550% due 6/24/2024	602,997
		2,939,130
	SOVEREIGN - 20.9%
667,000	Brazilian Government International Bond, 5.875%, due 1/15/2019	692,013
680,000	Brazilian Government International Bond, 4.875%, due 1/22/2021	649,400
757,000	Brazilian Government International Bond, 2.625%, due 1/5/2023	598,030
743,000	Brazilian Government International Bond, 4.250%, due 1/7/2025	623,005
785,000	Brazilian Government International Bond, 5.625%, due 1/7/2041	588,750
500,000	Columbia Government International Bond, 7.375%, due 3/18/2019	556,250
560,000	Columbia Government International Bond, 8.125%, due 5/21/2024	659,400
599,000	Columbia Government International Bond, 6.125%, due 1/18/2041	557,070
498,000	Hungary Government International Bond, 6.375%, due 3/29/2021	564,359
546,000	Hungary Government International Bond, 5.375%, due 2/21/2023	596,887
472,000	Hungary Government International Bond, 7.625%, due 3/29/2041	643,690
545,000	Israel Government International Bond, 4.500%, due 1/30/2043	562,031
625,000	Mexican Government International Bond, 3.625%, due 3/15/2022	628,125
593,000	Mexican Government International Bond, 4.000%, due 10/2/2023	600,412
632,000	Mexican Government International Bond, 4.750%, due 3/8/2044	571,960
399,000	Panama Government International Bond, 7.125%, due 1/29/2026	492,765
505,000	Panama Government International Bond, 8.875%, due 9/30/2027	701,950
544,000	Peruvian Government International Bond, 7.350%, due 7/21/2025	682,720
539,000	Peruvian Government International Bond, 4.125%, due 8/25/2027	532,263
577,000	Poland Government International Bond, 4.000%, due 1/22/2024	603,499
608,000	South Africa Government International Bond, 6.875%, due 5/27/2019	658,300
550,000	South Africa Government International Bond, 5.500%, due 3/9/2020	569,663
749,000	South Africa Government International Bond, 4.665%, due 1/17/2024	729,339
507,000	South Africa Government International Bond, 5.875%, due 9/16/2025	528,734
637,000	South Africa Government International Bond, 6.250%, due 3/8/2041	651,969
579,000	Turkey Government International Bond, 7.000%, due 3/11/2019	634,358
300,000	Turkey Government International Bond, 7.500%, due 11/7/2019	337,806
572,000	Turkey Government International Bond, 5.625%, due 3/30/2021	608,551
891,000	Turkey Government International Bond, 3.250%, due 3/23/2023	825,451
605,000	Turkey Government International Bond, 6.000%, due 1/14/2041	625,041
		18,273,791

	TOTAL BONDS & NOTES (Cost $40,586,680)	35,419,825

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2016

Shares		Value
	COMMON STOCKS - 39.8%
	BANKS - 0.6%
28,329	National Australia Bank Ltd.	$554,696

	BIOTECHNOLOGY - 0.6%
162,563	PDL BioPharma, Inc.	510,448

	CHEMICALS - 0.7%
612,607	Synthos SA	579,333

	COAL - 0.6%
1,473,343	Indo Tambangraya Megah Tbk	514,355

	COMMERCIAL SERVICES - 0.7%
41,637	RR Donnelley & Sons Co.	581,669

	ELECTRIC - 3.5%
36,652	CEZ AS	607,626
172,607	EDP - Energias de Portugal SA	600,920
34,373	Engie	546,631
40,500	Fortum OYJ	633,331
47,468	RWE AG	661,130
		3,049,638
	HOLDING COMPANIES - DIVERSIFIED - 0.5%
134,300	Keppel Corp Ltd.	473,545

	INSURANCE - 1.9%
66,149	Lancashire Holdings Ltd.	584,395
66,808	Powszechny Zaklad Ubezpieczen SA	529,331
6,202	Swiss Re AG	573,889
		1,687,615
	IRON/STEEL - 1.3%
249,497	Kumba Iron Ore Ltd.	545,683
53,552	Russel Metals, Inc.	596,462
		1,142,145
	LODGING - 0.7%
884,215	SJM Holdings Ltd.	578,475

	MACHINERY - DIVERSIFIED - 0.7%
26,096	Turk Traktor ve Ziraat Makineleri AS	639,530

	MEDIA - 0.6%
150,236	Television Broadcasts Ltd.	522,337

	OFFICE & BUSINESS EQUIPMENT - 0.7%
25,251	Neopost SA	602,552

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2016

Shares		Value
	OIL & GAS - 1.3%
49,308	Crescent Point Energy Corp.	$544,981
29,849	Woodside Petroleum Ltd.	590,587
		1,135,568
	REAL ESTATE - 1.9%
798,323	Argosy Property Ltd.	589,555
157,801	Atrium European Real Estate Ltd.	542,202
1	The RMR Group, Inc. *	18
1,938,756	SA Corporate Real Estate Fund Nominees Pty Ltd.	530,344
		1,662,119
	REAL ESTATE INVESTMENT TRUSTS (REITS) - 18.0%
63,488	Artis Real Estate Investment Trust	545,823
97,132	Ashford Hospitality Trust	540,054
10,124	Befimmo SCA	578,925
266,372	BWP Trust	578,894
1,520,000	Cambridge Industrial Trust	555,173
20,744	Care Capital Properties, Inc.	621,075
49,244	CBL & Associates Properties, Inc.	529,373
205,638	Charter Hall Retail REIT	598,297
5,703	Cofinimmo NV/SA	619,030
65,261	Crombie Real Estate Investment Trust	618,658
6,727	Fonciere Des Regions	570,021
61,691	Franklin Street Properties Corp.	602,104
671,400	Frasers Commercial Trust	547,042
733,494	Goodman Property Trust	596,323
41,111	H&R Real Estate Investment Trust	551,521
23,717	Hospitality Properties Trust	559,484
217,453	Investa Office Fund	600,347
674,842	Kiwi Property Group Ltd.	598,913
869,700	Mapletree Logistics Trust	574,221
30,632	Mercialys SA	624,545
1,712,715	Prosperity REIT	598,774
43,034	Senior Housing Properties Trust	623,132
1,142,400	Starhill Global REIT	589,776
574,200	Suntec Real Estate Investment Trust	637,238
12,902	Vastned Retail NV	562,691
10,782	Wereldhave NV	587,031
59,004	WP Glimcher, Inc.	535,756
		15,744,221
	RETAIL - 0.6%
175,800	Lewis Group Ltd.	481,562

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2016

Shares		Value
	TELECOMMUNICATIONS - 4.9%
24,262	CenturyLink, Inc.	$616,740
92,670	Mobile TeleSystems SP - ADR	648,690
350,080	Orange SA	555,778
268,799	Spark New Zealand Ltd.	585,070
159,222	Telstra Corp., Ltd.	634,576
328,008	Turk Telekomunikasyon AS	598,312
60,306	VTech Holdings Ltd.	603,820
		4,242,986

	TOTAL COMMON STOCKS (Cost $45,108,706)	34,702,794

	MASTER LIMITED PARTNERSHIPS - 18.5%
	CHEMICALS - 0.5%
77,211	CVR Partners LP	420,028

	COAL - 2.4%
29,832	Alliance Holdings GP LP	528,921
204,608	Foresight Energy LP	398,986
517,891	Natural Resource Partners LP	600,754
83,656	Suncoke Energy Partners LP	602,323
		2,130,984
	COMMERCIAL SERVICES - 0.7%
22,011	Stonemor Partners LP	646,243

	GAS - 0.6%
34,875	Global Partners LP	561,836

	OIL & GAS - 8.4%
26,410	Alon USA Partners LP	509,449
678,736	Atlas Resource Partners LP	576,926
29,551	Calumet Specialty Products Partners LP	497,343
30,541	CVR Refining LP	497,207
243,985	EV Energy Partners LP	658,759
392,535	Legacy Reserves LP	514,221
224,887	Memorial Production Partners LP	613,942
23,139	Northern Tier Energy LP	594,672
228,379	SandRidge Permian Trust	621,191
156,804	Seadrill Partners LLC	506,477
24,363	Suburban Propane Partners LP	626,129
97,999	Surgutneftegaz - ADR	587,014
190,834	Vanguard Natural Resources LLC	505,710
		7,309,040
	OIL & GAS SERVICES - 0.6%
50,280	Archrock Partners LP	507,828

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
PORTFOLIO OF INVESTMENTS (Continued)
January 31, 2016

Shares		Value
	PIPELINES - 1.8%
81,068	American Midstream Partners LP	$661,515
28,888	Crestwood Equity Partners LP	368,611
15,438	NuStar Energy LP	500,654
		1,530,780
	RETAIL - 0.6%
34,732	Ferrellgas Partners LP	553,628

	TRANSPORTATION - 2.9%
111,676	Capital Product Partners LP	511,476
47,060	Golar LNG Partners LP	649,428
29,222	Martin Midstream Partners LP	510,216
198,567	Navios Maritime Partners LP	456,704
96,036	Teekay Offshore Partners LP	434,083
		2,561,907

	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $27,429,370)	16,222,274

	TOTAL INVESTMENTS - 98.9% (Cost $113,124,756)(a)	$86,344,893
	OTHER ASSETS LESS LIABILITIES - 1.1%	965,452
	NET ASSETS - 100.0%	$87,310,345

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $124,810,573 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,367,510
Unrealized Depreciation:	(39,833,190)
Net Unrealized Depreciation:	$(38,465,680)

+	Variable rate security; the rate shown represents the rate at January 31, 2016.

*	Non-income producing security.

ADR - American Depositary Receipt

LLC - Limited Liability Corporation

REIT - Real Estate Investment Trust

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2016

ASSETS
Investment securities:
At cost	$113,124,756
At value	$86,344,893
Cash	929,317
Foreign cash (cost $883,992)	863,263
Receivable for investments sold	202,350
Dividends and interest receivable	973,231
TOTAL ASSETS	89,313,054

LIABILITIES
Payable for investments purchased	1,905,277
Payable for capital shares redeemed	50,724
Investment advisory fees payable	43,448
Accrued expenses and other liabilities	3,260
TOTAL LIABILITIES	2,002,709
NET ASSETS	$87,310,345

Net Assets Consist Of:
Paid in capital	$165,114,292
Undistributed net investment income	320,457
Accumulated net realized loss from investments and foreign currency transactions	(51,322,906)
Net unrealized depreciation of investments and foreign currency translations	(26,801,498)
NET ASSETS	$87,310,345

Net Asset Value Per Share:
Net Assets	$87,310,345
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,325,000
Net asset value (Net Assets ÷ Shares Outstanding)	$16.40

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENT OF OPERATIONS
For the Year Ended January 31, 2016

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $396,824)	$9,323,476
Interest	4,354,872
TOTAL INVESTMENT INCOME	13,678,348

EXPENSES
Investment advisory fees	1,323,062
TOTAL EXPENSES	1,323,062
NET INVESTMENT INCOME	12,355,286

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized loss on:
In-kind redemptions	(2,384,945)
Investments	(47,791,144)
Foreign currency transactions	(132,899)
(50,308,988)
Net change in unrealized appreciation (depreciation) on:
Investments	(13,467,407)
Foreign currency translations	10,470
(13,456,937)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY	(63,765,925)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(51,410,639)

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	January 31, 2016	January 31, 2015
FROM OPERATIONS
Net investment income	$12,355,286	$8,671,171
Net realized loss on investments and foreign currency transactions	(50,308,988)	(3,959,133)
Net change in unrealized depreciation on investments and foreign currency translations	(13,456,937)	(9,890,218)
Net decrease in net assets resulting from operations	(51,410,639)	(5,178,180)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(10,722,166)	(7,925,396)
From return of capital	(3,319,252)	(2,891,072)
Net decrease in net assets resulting from distributions to shareholders	(14,041,418)	(10,816,468)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	74,724,145	119,574,123
Cost of shares redeemed	(82,320,467)	(37,668,220)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(7,596,322)	81,905,903

TOTAL INCREASE (DECREASE) IN NET ASSETS	(73,048,379)	65,911,255

NET ASSETS
Beginning of Year	160,358,724	94,447,469
End of Year*	$87,310,345	$160,358,724
*Includes undistributed net investment income of:	$320,457	$634,094

SHARE ACTIVITY
Shares sold	3,000,000	4,425,000
Shares redeemed	(4,275,000)	(1,500,000)
Net increase (decrease) in shares of beneficial interest outstanding	(1,275,000)	2,925,000

See accompanying notes to financial statements.

Arrow Dow Jones Global Yield ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	January 31, 2016	January 31, 2015	January 31, 2014	January 31, 2013 (1)
Net asset value, beginning of period	$24.30	$25.70	$26.79	$25.00
Activity from investment operations:
Net investment income (2)	1.53	1.52	1.51	1.02
Net realized and unrealized gain (loss) on investments and foreign currency	(7.71)	(1.03)	(1.00)	1.85
Total from investment operations	(6.18)	0.49	0.51	2.87
Less distributions from:
Net investment income	(1.25)	(1.43)	(1.23)	(1.00)
Net realized gains	—	—	—	(0.08)
Return of capital	(0.47)	(0.46)	(0.37)	—
Total distributions	(1.72)	(1.89)	(1.60)	(1.08)
Net asset value, end of period	$16.40	$24.30	$25.70 (8)	$26.79	(8)
Total return (6)(8)	(26.97)%	1.57%	1.94%	11.87	% (4)(7)
Net assets, at end of period (000s)	$87,310	$160,359	$94,447	$34,158
Ratio of gross expenses to average net assets	0.75%	0.75%	0.75%	0.90	% (3)
Ratio of net expenses to average net assets	0.75%	0.75%	0.75%	0.75	% (3)
Ratio of net investment income to average net assets	6.97%	5.73%	5.78%	5.42	% (3)
Portfolio Turnover Rate (5)	90%	87%	61%	46	% (4)

(1)	The Arrow Dow Jones Global Yield ETF shares commenced operations on May 2, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.

(3)	Annualized.

(4)	Not Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

(6)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period.

(7)	Represents total return based on net asset values per share from commencement of investment operations on May 2, 2012 through January 31, 2013. Total return based on net asset values per share from commencement of trading on the NYSE Arca on May 8, 2012 to January 31, 2013 was 14.05%.

(8)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS

January 31, 2016

1.	ORGANIZATION

The Arrow Dow Jones Global Yield ETF (the “Fund”) is a diversified series of shares of beneficial interest of Arrow ETF Trust, (formerly Northern Lights ETF Trust) (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 29, 2011, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek investment results that generally correspond (before fees and expenses) to the price and yield performance of the Dow Jones Global Yield Index (the “Index”). The investment objective is non-fundamental. The Fund commenced operation on May 2, 2012.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. If market quotations are not readily available or if the Advisor believes the market quotations are not reflective of market value, securities will be valued at their fair value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Board will review the fair value method in use for securities requiring a fair value determination at least quarterly. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the NYSE close. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of January 31, 2016 for the Fund’s assets measured at fair value:

Arrow Dow Jones Global Yield ETF

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$34,702,794	$—	$—	$34,702,794
Master Limited Partnerships	16,222,274	—	—	16,222,274
Bonds & Notes	—	35,419,825	—	35,419,825
Total	$50,925,068	$35,419,825	$—	$86,344,893

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	See Portfolio of Investments for industry classification.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid monthly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Monthly distributions in excess of ordinary taxable income are treated as returns of capital. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s 2013 – 2015 tax returns or expected to be taken in the Fund’s 2016 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions, gains and losses on the purchase and sale of foreign currencies and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However,

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended January 31, 2016, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions and short-term investments), amounted to $154,309,334 and $169,484,428, respectively.

For the year ended January 31, 2016, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to $41,513,372 and $31,742,195, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

The business activities of the Fund are overseen by the Board, which is responsible for the overall management of the Fund. Arrow Investment Advisors, LLC serves as the Fund’s Investment Adviser (the “Adviser”) pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Trust has entered into a Global Custody Agreement with Brown Brothers Harriman & Co. to serve as Custodian and to act as transfer and shareholder services agent. The Trust has also entered into an Underwriting Agreement with Northern Lights Distributors, LLC to serve as the principal underwriter and distributor for the Trust.

Pursuant to the Advisory Agreement, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a unitary management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing service for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, acquired fund fees and expenses, and Independent Trustees’ fees, except for payments under each Fund’s 12b-1 plan, brokerage expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expense and other extraordinary expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto). The Adviser, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets. For the year ended January 31, 2016, the Independent Trustees received fees in the amount of $15,375.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 75,000 shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

	Fixed Fee	Variable Charge
Fund	$3,170	2.00%*

*   The maximum Transaction Fee may be up to 2.00% of the amount invested.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	January 31, 2016	January 31, 2015
Ordinary Income	$10,722,166	$7,777,222
Long-Term Capital Gain	—	148,174
Return of Capital	3,319,252	2,891,072
	$14,041,418	$10,816,468

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

As of January 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$—	$—	$(16,515,970)	$—	$(22,800,662)	$(38,487,315)	$(77,803,947)

The difference between book basis and tax basis unrealized depreciation, accumulated net investment income (loss) and accumulated net realized loss from investments and foreign currency transactions is primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and tax adjustments for real estate investment trusts, partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $22,800,662.

At January 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$6,423,610	$10,092,360	$16,515,970

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of foreign currency gains and tax adjustments for passive foreign investment companies, real estate investment trusts, royalty trusts, partnerships, realized gain (loss) on in-kind redemptions, and C-Corporation return of capital distributions, resulted in reclassification for the year ended January 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized Loss From Investments
Capital	Income	And Foreign Currency Transactions
$(3,011,331)	$(1,946,757)	$4,958,088

7.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued

ARROW DOW JONES GLOBAL YIELD ETF

NOTES TO FINANCIAL STATEMENTS (Continued)

January 31, 2016

using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

8.	SUBSEQUENT EVENTS

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statement from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Distributions: The Fund’s Board of Trustees declared the following distributions after January 31, 2016:

Fund	Distribution Per Share	Record Date	Payable Date
Arrow Dow Jones Global Yield ETF	$0.1635	2/18/2016	2/23/2016
Arrow Dow Jones Global Yield ETF	$0.1442	3/18/2016	3/23/2016

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Arrow ETF Trust

and the Shareholders of Arrow Dow Jones Global Yield ETF

We have audited the accompanying statement of assets and liabilities of the Arrow Dow Jones Global Yield ETF, a series of shares of beneficial interest in the Arrow ETF Trust, including the portfolio of investments, as of January 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and for the period May 2, 2012 (commencement of operations) to January 31, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2016 by correspondence with the custodian or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Arrow Dow Jones Global Yield ETF as of January 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the three-year period then ended and for the period May 2, 2012 (commencement of operations) to January 2013, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

March 30, 2016

Arrow Dow Jones Global Yield ETF

EXPENSE EXAMPLES (Unaudited)

January 31, 2016

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; (2) ongoing costs, including a unitary management fee and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 1, 2015 through January 31, 2016.

Actual Expenses

The “Actual” expenses line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
	8/1/15	1/31/16	8/1/15 – 1/31/16	8/1/15 – 1/31/16
Actual	$1,000.00	$778.40	$3.36	0.75%

Hypothetical
(5% return before expenses)	$1,000.00	$1,021.42	$3.82	0.75%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 6100 Chevy Chase Drive, Suite 100, Laurel, Maryland 20707, unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years and Current Directorships	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships held During the Past Five Years
Charles A. Barragato Year of Birth: 1958	Trustee	Indefinite/ since March 2014	Managing Partner, Charles A. Barragato & Co., LLP (public accounting firm) 1983-Present; Research Professor of Accounting, Stony Brook University, 2014-Present; Professor of Accounting, Long Island University, 1986-2014	8	Arrow Investments Trust (since September 2011)
Paul Montgomery Year of Birth: 1953	Trustee	Since March 2014	Director of Research Scotia Partners, LLC (since 2012) Managing Member, Theta Investment Research, LLC (2003-2012).	8	Arrow Investments Trust (since September 2011)
Thomas T. Sarkany Year of Birth: 1946	Trustee	Since 2012	Founder and President, TTS Consultants, LLC, 2010 – present	8	Arrow Investments Trust (since March 2014), Trustee, Northern Lights Fund Trust IV (since July 2015); Trustee, Northern Lights Fund Trust II (since October 2011); Director, Aquila Distributors since 1981.
Robert S. Andrialis Year of Birth: 1944	Trustee	Since 2012	Currently Independent Consultant; Formerly President, Secured Growth Quantitative Research, 2011–2014; Independent Consultant 2010-2011	8	Arrow Investments Trust (since March 2014)

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position(s) Held with Trust*	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Current Directorships	Number of Funds in Fund Complex*** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Joseph Barrato** Year of Birth: 1965	Trustee, President & Principal Executive Officer	Indefinite since Sept. 2011	Founder and Chief Executive Officer, Arrow Investment Advisor, LLC (registered investment adviser), 2006-present.	8	Arrow Investments Trust (since September 2011)
Sam Singh Year of Birth: 1976	Principal Financial Officer and Treasurer	Since Oct 2013	Vice President, GFS (since January 2015); Assistant Vice President, GFS (2011-2014); Vice President of Fund Administration; BNY Mellon (2007-2011)	N/A	N/A
Jake Griffith Year of Birth: 1978	Secretary	Since Sept. 2011	Founder and President, Director of Sales, Arrow (since 2006).	N/A	N/A
Dawn M. Dennis Year of Birth: 1966	Assistant Secretary	Since 2014	Senior Paralegal, GFS (since May 2013), Paralegal (from July 2011 through April 2013)	N/A	N/A
Patrick Bassett Year Birth:1970	Chief Compliance Officer	1 Year Term Since June 2015	Chief Compliance Officer of Arrow Investment Advisors, LLC (2008-2014); retired (2014-2015).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	Joseph Barrato is considered to be an “interested person” of the Arrow Investment Trust, as that term is defined in the 1940 Act, because he is a controlling interest holder of the investment Advisor to the Fund, Arrow Investment Advisors, LLC.

***	The term “Fund Complex” includes the Arrow ETF Trust (“ARROWETF”) and Arrow Investments Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-277-6933.

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)

January 31, 2016

Renewal of the Investment Advisory Agreement between Arrow ETF Trust and Arrow Investment Advisors, LLC

At an in person meeting held September 1, 2015, the Board of Trustees (the “Board” or the “Trustees”) including the Trustees who are not “interested persons”, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Arrow ETF Trust (the “ETF Trust”) and Arrow Investment Advisors, LLC (the “Advisor”), with respect to the Arrow Dow Jones Global Yield ETF (“DJ ETF”). In its consideration of the Advisory Agreement did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered.

Nature, Extent and Quality of Services. The Board examined the nature, extent and quality of the services provided by the Advisor to the ETF Trust. The Trustees discussed the change in personnel in the Advisor and the change in its chief compliance officer. During deliberations, they noted that there was strong communication between the Advisor and the Board. They discussed the recent SEC examination of the Advisor, stating that the results were generally positive. It was noted that there were no material compliance issues since the last renewal and that the Advisor continued to expand its relationships with registered investment Advisors and broker dealers to benefit shareholders. The Trustees noted that the Advisor had reported no litigation or administrative actions during the last 12 months. It was the consensus of the Trustees that they were satisfied with the nature, extent and quality of the services provided to the Fund under the Advisory Agreement.

Fees and Expenses. The Trustees reviewed information regarding the advisory fee noting that the Advisor charges 0.75% for advisory services, which compares favorably to the peer group average of 0.76%, and appears reasonable compared to the Morningstar average fee of 0.60%. They also discussed that, because the Advisor pays nearly all expenses of the Fund, the Fund’s total fees are highly competitive. The Board concluded that the advisory fee is reasonable.

Performance. The Board considered the Advisor’s past performance in connection with the Fund. The Board compared the Fund’s performance to the funds in the Advisor selected peer group. They noted that the Fund had a total return of (0.71)% for the year-to-date period ended June 30, 2015, as compared to the average total return of 0.20% for all funds in the peer group, (1.82)% for all ETFs in the peer group and 1.20% for all mutual funds in the peer group. The Board further noted that the Fund had since inception returns of 4.71% for the 12-month period ended June 30, 2015, as compared to the average yield of 5.16% for all funds in the peer group, 3.87% for all ETFs in the peer group and 5.48% for all mutual funds in the peer group. The Trustees concluded that they were pleased with the Fund’s performance.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. They reviewed the Advisor’s projections for asset growth for the Fund. The Advisor stated that the constraints on the Fund’s growth are similar to other ETF’s.

Profitability. The Board reviewed the Advisor’s estimated profits from its service to GYLD, which was provided in the Board materials. The Board materials also contained the Advisor’s

Arrow Dow Jones Global Yield ETF

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

January 31, 2016

Consolidated Financial Statements, and the Trustees discussed the Advisor’s financial condition. The Trustees concluded that the modest profits were reasonable.

Conclusion. Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the future shareholders of the Fund.

PRIVACY NOTICE

FACTS	WHAT DOES ARROW ETF TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	■ Social Security number ■ Assets ■ Retirement Assets ■ Transaction History ■ Checking Account Information	■ Purchase History ■ Account Balances ■ Account Transactions ■ Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Arrow ETF Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Arrow ETF Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-277-6933
Who we are

Who is providing this notice?	Arrow ETF Trust
What we do
How does Arrow ETF Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Arrow ETF Trust collect my personal information?

We collect your personal information, for example, when you

■       Open an account

■       Provide account information

■       Give us your contact information

■       Make deposits or withdrawals from your account

■       Make a wire transfer

■       Tell us where to send the money

■       Tells us who receives the money

■       Show your government-issued ID

■       Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■       Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■       Affiliates from using your information to market to you

■       Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Arrow ETF Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Arrow ETF Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Arrow ETF Trust does not jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-277-6933 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-277-6933.

INVESTMENT ADVISOR
Arrow Investment Advisors, LLC
6100 Chevy Chase Drive
Suite 100
Laurel, MD 20707

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)          As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)        Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)        Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)        The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)           Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)          Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii  The Registrant’s board of trustees has determined that Robert S. Andrialis is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Andrialis is independent for purposes of this Item 3.

(a)(2)  Not applicable.

(a)(3)  In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction.   At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity.   The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2015 - $13,500

2014 - $ 11,400

(b)	Audit-Related Fees

2015 – None

2014 – None

(c)	Tax Fees

2015 - $ 2,500

2014 - $ 2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:
2015 - $2,500
2014 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which Shareholders may recommend nominees to the registrant’s Board of Trustees,

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Arrow ETF Trust

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Joseph Barrato

Joseph Barrato, Principal Executive Officer/President

Date 4/8/16

By (Signature and Title)

/s/ Sam Singh

Sam Singh, Principal Financial Officer/Treasurer

Date 4/8/16